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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 2006

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                        GOLDEN WEST FINANCIAL CORPORATION

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                          Commission file number 1-4629

                 Incorporated Pursuant to the Laws of the State of Delaware

                   IRS Employer Identification No. 95-2080059

                 1901 Harrison Street, Oakland, California 94612
                                 (510) 446-3420

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


      On September 25, 2006, the Compensation and Stock Option Committee (the "Committee") of the Board of Directors of Golden West Financial Corporation, a Delaware corporation (the "Company"), approved certain actions to be taken by the Company in connection with, and pursuant to, the Agreement and Plan of Merger, dated May 7, 2006 (the "Merger Agreement"), among the Company, Wachovia Corporation, a North Carolina corporation ("Wachovia"), and Golden West Financial Corporation (formerly known as Burr Financial Corporation), a North Carolina corporation and a wholly owned subsidiary of Wachovia ("Merger Sub"), which actions are to be effective as of, and contingent upon, completion of the merger of the Company with and into Merger Sub as contemplated by the Merger Agreement (the "Merger"). To effectuate the foregoing, the Company:

     o amended all outstanding employee stock options to acquire Company common stock (including those held by the Company's executive officers) to provide for:

          o    full vesting upon completion of the Merger; and

          o with respect to non-qualified stock options, an exercise period of 74 days (or up to 120 days to the extent permitted under Section 409A of the Internal Revenue Code) following an employee's termination of employment (not to exceed the original stated term) occurring after completion of the Merger;

     o amended all of the Company's supplemental employee retirement agreements ("SERAs") (including those with the Company's executive officers, other than Herbert M. Sandler and Marion O. Sandler, who are not parties to SERAs, and Russell W. Kettell and James T. Judd, who are already fully vested in their SERA benefits) so that:

          o the vesting schedule(s) of then unvested portion(s) of the principal sums under the SERAs provide for vesting at a rate that is at least 2.5 times faster than the originally specified vesting schedule(s) such that the unvested portion of an employee's principal sum that otherwise would have taken five years to vest will vest in two years;

          o if an employee becomes disabled, all unvested benefits will fully vest; and

          o if, during the four-year period after the completion of the Merger, an employee's employment is terminated by the employer for a reason other than for cause or by the employee for good reason, all unvested benefits will fully vest; and

     o adopted an excise tax restoration agreement pursuant to which the Company will make a payment to the Internal Revenue Service on behalf of an employee who receives payments or benefits in connection with the Merger and thereby becomes subject to the 20% excise tax under the so-called "golden parachute" rules of the Internal Revenue Code, thus restoring the employee to the after-tax position that he or she would have been in if the excise tax had not been imposed. Among other employees who may be entitled to have an excise tax restoration payment made on their behalf are Gary R. Bradley, a named executive officer of the Company, and Carl M. Andersen, an executive officer of the Company.

The amendment to the stock option agreements, the amendment to the supplemental retirement agreements and the excise tax restoration agreement are attached to this Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and the description contained herein is qualified in its entirety by reference to the actual terms of such amendments and agreements.

      On September 25, 2006, in connection with the proposed Merger and in accordance with the Merger Agreement, the independent Directors of the Company's Board of Directors approved yearly salaries of $1,590,029 for each of Herbert M. Sandler and Marion O. Sandler, and the outside Directors of the Company's Board of Directors approved a yearly salary of $940,398 for James T. Judd, effective as of January 1, 2006. The salaries for these executive officers were increased to these amounts because the completion of the Merger is expected to occur prior to the end of 2006, and the Board of Directors wanted to ensure that Mr. and Mrs. Sandler and Mr. Judd receive the full amount of the compensation, including incentive bonuses, that the Compensation and Stock Option Committee had previously targeted for these executives to receive for the full year of 2006. In connection with the foregoing salary adjustments, the Compensation and Stock Option Committee terminated the Company's Incentive Bonus Plan, in which Mr. and Mrs. Sandler and Mr. Judd were the only participants, effective at the time of, and contingent upon, the closing of the Merger.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      During the week of September 25, 2006, in connection with the proposed Merger, all of the Directors of the Company gave notice of their resignations from the Board of Directors of the Company at the time of, and contingent upon, the closing of the Merger. Pursuant to the Merger Agreement, the Board of Directors of the surviving entity in the Merger shall consist of the members of the Merger Sub Board of Directors immediately prior to the Merger. In addition, pursuant to the Merger Agreement, Wachovia agreed to cause two current members of the Company's Board of Directors to be appointed to the Wachovia Board of Directors immediately after the completion of the Merger.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

       10.1 Amendment to Stock Option Agreements, dated September 27, 2006, adopted by Golden West Financial Corporation for the benefit of those individuals who are party to one or more stock option agreements with Golden West Financial Corporation

       10.2 Amendment to Supplemental Retirement Agreements, dated September 27, 2006, adopted by Golden West Financial Corporation for the benefit of those individuals who are party to a supplemental retirement agreement with Golden West Financial Corporation

       10.3 Excise Tax Restoration Agreement, dated September 27, 2006, adopted by Golden West Financial Corporation for the benefit of those individuals that become subject to excise tax for amounts or benefits received in connection with the Merger


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 29, 2006          GOLDEN WEST FINANCIAL CORPORATION



                                   By:   /s/  Russell W. Kettell
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                                   Name:   Russell W. Kettell
                                   Title:  President and Chief Financial Officer